UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2001


                                 EMB CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)






            Hawaii                         1-11883               95-3811580
-------------------------------      -------------------     ------------------
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)




         5075 Warner Avenue. Suite B, Huntington Beach, California 92649
         ---------------------------------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (714) 377-2118



                                       n/a
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

          A. Sale of EMB Mortgage Corporation.
             --------------------------------

          On July 26, 2001, the Company entered into an agreement with William
          V. Perry, President of EMB Mortgage Corporation, whereby the Company sold all the capital stock of EMB Mortgage Corporation to Mr. Perry. EMB Mortgage Corporation, prior to this transaction, had been a wholly-owned subsidiary of the Company. Prior to June 21, 2000, Mr. Perry served on the Board of Directors of the Company. Inasmuch as (i) EMB Mortgage Corporation had not conducted any business operations for in excess of one year and (ii) the books and records of the Company reflect that the actual and contingent liabilities of EMB Mortgage Corporation greatly exceed the net book and fair market values of all of the assets of EMB Mortgage Corporation, the terms of the transaction agreement require that Mr. Perry pay only a nominal amount, $10.00, for the capital stock of EMB Mortgage Corporation. The terms of the transaction agreement also require that the Company bear attorneys fees and costs of litigation relating to certain pending legal matters in which both the Company and EMB Mortgage Corporation are parties to the actions and to receive the benefit of any settlements or judgments related to those actions.

          B.  Sale of Ameritelecon, Inc.
              --------------------------

          On July 26, 2001, the Company entered into an agreement with David Berman, President of Ameritelecon, Inc., whereby the Company sold all of the capital stock of Ameritelecon, Inc. to Mr. Berman. Inasmuch as
          (i) Ameritelecon, Inc., had not conducted any substantial business operations for in excess of one year and (ii) the books and records of the Company reflect that the actual and contingent liabilities of the Ameritelecon, Inc., exceed the net book and fair market values of all assets of Ameritelecon, Inc., the terms of the transaction agreement require that Mr. Berman pay only a nominal amount, $10.00, for the capital stock of Ameritelecon, Inc.


Item 7.  FINANCIAL STATEMENTS OR EXHIBITS.
         ---------------------------------

     a. Financial Statements.
        --------------------

        Not applicable.

     b. Exhibits.
        --------

        10.14 Purchase Agreement by and between EMB Corporation and William V. Perry dated July 26, 2001.

        10.15 Purchase Agreement by and between EMB Corporation and David Berman dated July 26, 2001.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:   August 10, 2001                     EMB CORPORATION



                                           /s/ James E. Shipley
                                               ---------------------------------
                                               James E. Shipley, President



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